SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 16, 2003


                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      000-25032                 25-1724540
 ----------------------------        --------------          -------------------
 (State or other jurisdiction        (Commission             (IRS Employer
  of incorporation)                  File Number)            Identification No.)


                600 Mayer Street, Bridgeville, Pennsylvania       15017
     --------------------------------------------------------- -------------
               (Address of principal executive offices)        (Zip code)


       Registrant's telephone number, including area code: (412) 257-7600

Item 5

          Other Events.

          On September 16, 2003, Universal Stainless and Alloy Products, Inc. issued a press release revising its estimate for the third quarter ending September 30, 2003. A copy of the press release is attached as Exhibit 99.1.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                      By:  /s/ Richard M. Ubinger
                                           -------------------------------------
                                           Vice President of Finance,
                                           Chief Financial Officer and Treasurer

Dated:  September 16, 2003